March 23, 2017

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Attention: Office of Filings, Information & Consumer Services

RE:     Global X Funds (“Trust”)
File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information to the Prospectus and Statement of Additional Information for certain series of the Trust. The purpose of the filing is to submit the 497(c) filing dated March 13, 2017 (Accession No. 0001628280-17-002524) in XBRL for the Funds.

If you have any comments or questions relating to this filing, please do not hesitate to contact me at (704) 806-2387.

Sincerely,

/s/ Daphne Tippens Chisolm

Daphne Tippens Chisolm
General Counsel